UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 26, 2026

PAR Technology Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-09720	16-1434688
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PAR Technology Park, 8383 Seneca Turnpike, New Hartford, New York 13413-4991
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code: (315) 738-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	PAR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                             Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On February 26, 2026, PAR Technology Corporation (“Company”) issued a press release to report its financial results for the quarter and year ended December 31, 2025. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

Item 7.01    Regulation FD Disclosure.

There will be a conference call at 4:30 p.m. (Eastern) on February 26, 2026, during which management will discuss the Company’s financial results for the fourth quarter and year ended December 31, 2025. The conference call will be webcast live. To access the webcast, please visit the Investor Relations section of the Company's website at www.partech.com/investor-relations/. A recording of the webcast will be available on this site after the event.

The Company's quarterly earnings presentation containing additional information for the quarter ended December 31, 2025 is attached to this current report on Form 8-K as Exhibit 99.2.

Item 8.01    Other Events.

2026 Annual Meeting of Shareholders

The Company will hold its 2026 Annual Meeting of Shareholders on Monday, June 1, 2026. Additional information regarding the Company's 2026 Annual Meeting of Shareholders will be disclosed in the Company's Proxy Statement to be filed with the Securities and Exchange Commission.

Share Repurchase Program

On February 26, 2026, the Company also announced that its Board of Directors has authorized a share repurchase program pursuant to which the Company may repurchase up to $100 million of its common stock in open market purchases, privately negotiated transactions, block trades, accelerated share repurchase transactions, or by other means, including under Rule 10b5-1 plans. In addition, any repurchases under this share repurchase program will be subject to prevailing market conditions, liquidity and cash flow considerations, applicable securities laws requirements (including under Rule 10b-18 and Rule 10b5-1 of the Securities Exchange Act of 1934, as applicable), and other factors. The share repurchase program does not obligate the Company to acquire any particular amount of its common stock, it may be suspended, modified, or terminated at any time at the Company’s discretion, and it expires February 26, 2028.

Item 9.01    Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Exhibit Description
99.1	PAR Technology Corporation Press Release dated February 26, 2026
99.2	PAR Technology Corporation Earnings Presentation dated February 26, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAR TECHNOLOGY CORPORATION
(Registrant)

Date:	February 26, 2026	/s/ Bryan A. Menar
Bryan A. Menar
Chief Financial Officer
(Principal Financial Officer)